UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2009

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 8.01     Other Events.

Hoku Electric Service Agreement

On September 17, 2008, Idaho Power Company (IPC) entered into an Electric Service Agreement (ESA) with Hoku Materials, Inc. (Hoku) to provide electric service to Hoku’s polysilicon production facility under construction in Pocatello, Idaho.  IPC filed an application with the Idaho Public Utilities Commission (IPUC) on October 24, 2008, seeking approval of the ESA.  The IPUC approved the ESA on March 16, 2009 with an effective date of June 1, 2009.

The ESA divides Hoku’s energy purchase prices into two blocks.  In the first block, the price is $61.66 per MWh, based on IPC’s PURPA avoided cost rate at the time of execution of the ESA. The second block of energy, equal to 25 MW, is priced at IPC’s current embedded cost tariff rates.

In approving the ESA, the IPUC found the terms and conditions of the ESA to be reasonable and determined that the use of the mixed pricing structure was a reasonable approach to enable IPC to integrate high load customers into its customer base.

2008 General Rate Case Order on Reconsideration

As previously reported, on January 30, 2009, the IPUC issued an order in IPC’s 2008 general rate case.  IPC filed a petition for reconsideration and/or clarification of the order on February 19, 2009.  The United States Department of Energy (DOE) also filed a petition for reconsideration.  On March 19, 2009, the IPUC issued an order which increased IPC’s Idaho revenue requirement from the general rate case proceeding by approximately $6.1 million to approximately $27 million.  This results in an overall average percentage rate increase from the general rate case proceeding from 3.1 percent to 4.0 percent.  The IPUC denied DOE’s petition for reconsideration.

In the March 19, 2009 order, the IPUC corrected errors relating to the calculation of test year payroll expense ($6 million) and certain operation and maintenance expenses ($0.5 million).  The IPUC also clarified four issues in agreement with IPC’s recommended clarifications.  The IPUC denied reconsideration with respect to the refund of $3.3 million recovered by IPC from the Federal Energy Regulatory Commission and the recovery of $890,000 of employee purchase card purchases.  As a result of the denial on the FERC fees, IPC plans to file a request for an accounting order with the IPUC.  Depending on the outcome of that order, the maximum increase in expense for 2009 would be approximately $2.5 million.

The rate increase authorized by the March 19, 2009 order will be effective upon the filing by IPC of revised tariffs consistent with the order.  IPC is reviewing the portions of the order for which the IPUC denied reconsideration.  IPC and the DOE have until May 1, 2009, to appeal the IPUC order to the Idaho Supreme Court.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are forward-looking statements within the meaning of federal securities laws.  Although IDACORP and IPC believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include: the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Federal Energy Regulatory Commission affecting our ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations including new interpretations by oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdiction; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations, and policies including changes in law and compliance with environmental, natural resources, endangered species and safety laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities including performance below expected levels, breakdown or failure of equipment, availability of transmission and fuel supply; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2008, and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 2009

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer